UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
_________________________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2013
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STIFEL FINANCIAL CORP.
 (Exact name of registrant as specified in its charter)
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Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

501 N. Broadway, St. Louis, Missouri  63102-2188
 (Address of principal executive offices and zip code)

(314) 342-2000
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 1, 2013, Stifel Financial Corp. (the “Company”) will present to institutional investors at the JMP Securities Financial Services & Real Estate Conference at The St. Regis New York in New York City. Ron Kruszewski, Chairman, President, and CEO, is scheduled to present at 9:30 a.m. Eastern time. The investor presentation was filed as Exhibit 99.1 to the Company’s Current Report of Form 8-K, which was filed on September 18, 2013, and is incorporated herein by reference. A copy of the investor presentation is available on the Investor Relations section of the Company’s web site at www.stifel.com.

The investor presentation, which is incorporated by reference, is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

To supplement its financial statements presented in accordance with GAAP, the Company used, in its investor presentation, certain non-GAAP measures of financial performance. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company's results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company's financial performance.

The investor presentation, which is incorporated by reference, contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this report not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things: statements regarding the Company’s goals, intentions, and expectations; business plans and growth strategies; the Company’s ability to integrate and manage its acquired businesses; estimates of the Company’s risks and future costs and benefits; forecasted demographic and economic trends relating to the Company’s industry; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number                                Description of Exhibit

99.1	Investor presentation incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed September 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: October 1, 2013	By:	/s/ Ronald J. Kruszewski
	Name:	Ronald J. Kruszewski
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number                                Description of Exhibit

99.1	Investor presentation incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed September 18, 2013.